Exhibit 99.1

PRESS RELEASE

Crossroads Impact Corp Announces $180 Million Equity Investment from Funds Managed by P10 and Conversant Capital and Expanded Relationship with Enhanced Capital Group to Accelerate Growth

Company also finalizing new $150 million debt facility, ensuring ample capital to deploy across existing and new verticals

Enhanced Capital Group and Crossroads to focus relationship on credit investments in Climate Finance, Impact Real Estate, and Small Business Lending to Underserved Communities

Increased scale sets stage to evaluate eventual up-listing

DALLAS, July 11, 2022 (GLOBE NEWSWIRE) — Crossroads Impact Corp (OTCQX: CRSS), the parent company of leading Community Development Financial Institution (CDFI) and Certified B Corp, Capital Plus Financial, has announced the expansion of its strategic relationship with Enhanced Capital Group LLC (“ECG”), the Impact investment solution of P10, Inc. (NYSE: PX), and a new strategic investment from Conversant Capital LLC (“Conversant”).

Investment funds managed by P10 and managed by Conversant are investing a combined $180 million of equity capital in Crossroads at $10.76 per share, with the ability to commit up to an additional $310 million of total equity capital at the same price within the next 120 days. This expanded relationship will increase the scope of capital deployment, previously established by an advisory agreement in late 2021, for Enhanced Capital to issue loans on behalf of Crossroads that positively impact communities across the U.S. by enriching their economic vitality. Specifically, Crossroads plans to increase its capital allocation to ECG’s core verticals of climate finance, impact real estate, and small business lending to underserved businesses.

Crossroads is finalizing a new $150 million debt facility led by Texas Capital Bank (“Texas Capital”), which is attractively priced at BSBY + 300bps. This facility builds upon the existing relationship with Texas Capital, a bank dedicated to providing capital to underserved areas.

Thanks to the combination of fresh equity and attractively priced debt capital, Crossroads believes it is well positioned to pursue its ample pipeline of ECG impact loans, which is already approaching $500 million, and is expected to deliver shareholders with an attractive return on equity. Moreover, the additional scale will better position Crossroads to explore an up-listing onto a national exchange, where the Company believes its proven track record of positive impact and strong credit performance would present a differentiated and appealing value proposition to ESG-conscious investors.

“Prioritizing underserved communities and disadvantaged populations is core to what we do,” said Eric Donnelly, CEO of Crossroads Impact Corp. “Crossroads is grateful to have incredible partners like P10, Enhanced, and Conversant who have brought transformative capital, and a proven track record of impact to a platform that will positively affect the lives of thousands of people.”

“We are thrilled to grow our partnership with Crossroads to provide access to much needed capital for underserved communities to catalyze growth and positive impact,” said Michael Korengold, President, and CEO of Enhanced Capital Group. “Our shared mission to inspire community development is the core driver of this program and has been foundational to Enhanced Capital since our inception. Enhanced Capital looks forward to creating additional economic vitality and strengthening community development across the country with Crossroads at an even larger scale.”

Michael Simanovsky, founder and managing partner of Conversant, said, “In the current market environment, impact-focused specialty finance companies with deep experience in the sector, proven business models and scalability, such as Crossroads, have an incredible opportunity ahead of them to deploy capital into large, underserved markets with attractive financial and credit characteristics. We’re proud to partner with Crossroads and Enhanced to seize that opportunity and build the leading impact-focused specialty finance company in the U.S., which we are confident will deliver value for our investors, Crossroads and P10 stockholders, and underserved communities across the country.”

“This partnership offers compelling benefits to all stakeholders by providing additional capital for Crossroads to deploy into socially beneficial, financially attractive investments and accelerate its growth into a fully scaled impact-focused specialty finance platform,” said Clark Webb, co-CEO of P10. “Importantly, this also represents a new permanent capital vehicle for P10, and we are grateful investors have entrusted us to deploy capital on behalf of a unique, socially and environmentally beneficial firm.”

About P10:

P10 is a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of March 31, 2022, P10 has a global investor base of over 2,500 investors across 49 states, 53 countries, and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions, and financial institutions. For more information on P10, please visit www.p10alts.com

About Crossroads Impact Corp:

Crossroads Impact Corp (OTCQX: CRSS), Crossroads Impact Corp’s mission is to promote economic vitality through community development and equitable access to capital; harnessing the power for good to tackle systemic issues within underserved communities. Building on our history of serving minority individuals and small businesses through environmental and responsible social lending, we look to be the leader in providing innovative and sustainable lending solutions.

For more information on Crossroads Impact Corp, please visit www.crossroads.com

About Enhanced Capital Group, LLC:

Enhanced Capital Group, LLC is a leading impact investing firm with over 20 years of experience investing in Small Business Lending, Impact Real Estate, and Climate Finance.

From inception in 1999 through December 31st, 2021, inclusive of proprietary assets and assets managed by affiliates, Enhanced Capital has raised a total of $4.8 billion. Of the total AUM, impact assets represent $2.6 billion invested in over 700 projects & businesses across 38 states, Washington DC, and Puerto Rico and does not include investments made by non-impact affiliates.

For more information on Enhanced Capital, please visit www.enhancedcapital.com

About Conversant Capital:

Conversant Capital LLC is a private investment adviser founded in 2020. The firm pursues credit and equity investments in the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Further information is available at www.conversantcap.com.

Forward Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to P10’s financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates, or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties, and assumptions. Forward-looking statements reflect management’s current plans, estimates, and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties, and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies; regulatory factors relevant to P10’s business; changes in P10’s tax status; P10’s ability to maintain its fee structure; its ability to attract and retain key employees; its ability to manage its obligations under its debt agreements; as well as assumptions relating to P10’s operations, financial results, financial condition, business prospects, growth strategy; and its ability to manage the effects of events outside of its control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that P10 faces, you should refer to the “Risk Factors” included in P10’s annual report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2022, and in its subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. P10 undertakes no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

There is no assurance the ECG Impact loans will be implemented on the terms anticipated, or at all, or if implemented, if their performance will be consistent with prior performance levels. There is also no assurance of the ability of Crossroads to obtain asset leverage financing on terms it believes are reasonable, or at all. Any failure on any portion of this investment program by Crossroads could have a material adverse impact on the ability of Crossroads to generate its anticipated pre-tax incremental return on common equity.